SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                      Cornerstone Total Return Fund, Inc.

          ------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
          ------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined): (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:


[ ] Fee paid previously with preliminary materials. [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
     Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                      CORNERSTONE TOTAL RETURN FUND, INC.
                               260 Madison Avenue
                               New York, NY 10016

                      ------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on July 20, 2010

                      ------------------------------------
     IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 20, 2010: THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT ARE AVAILABLE ON THE INTERNET AT WWW.PROXYVOTE.COM.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Cornerstone Total Return Fund, Inc., a New York corporation (the "Fund"), will be held at 11:00 a.m., eastern time, on July 20, 2010 at Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, for the following purposes:

     1. To approve the election of six directors to hold office until the year 2011 Annual Meeting of Stockholders (Proposal 1); and

     2. To consider and vote upon an advisory proposal from the Board of Directors regarding the Fund's managed distribution plan (Proposal
           2); and

     3. To consider and vote upon such other matters as may properly come before said Meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on June 1, 2010, as the record date for the determination of stockholders entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof. The stock transfer books will not be closed.

     Copies of the Fund's most recent report may be ordered free of charge by any stockholder by writing to the Fund, c/o Ultimus Fund Solutions, LLC, 260 Madison Avenue, New York, NY 10016, or by calling collect (513) 326-3597.

                                       By Order of the Board of Directors

                                        Gary A. Bentz
                                        Secretary

Dated: June 9, 2010

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

CORPORATE ACCOUNTS                          VALID SIGNATURE
------------------                          ---------------
(1) ABC Corp.                               ABC Corp. (by John Doe, Treasurer)

(2) ABC Corp.                               John Doe, Treasurer

(3) ABC Corp.
    c/o John Doe, Treasurer                 John Doe
(4) ABC Corp. Profit Sharing Plan           John Doe, Trustee

TRUST ACCOUNTS
--------------

(1) ABC Trust                               Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d/ 12/28/78    Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------

(1) John B. Smith, Cust.
    f/b/o John B. Smith, Jr. UGMA           John B. Smith

(2) John B. Smith                           John B. Smith, Jr., Executor

                      CORNERSTONE TOTAL RETURN FUND, INC.
                               260 Madison Avenue
                               New York, NY 10016

                      -----------------------------------
        PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS to be held on
                                 July 20, 2010

                      -----------------------------------
GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cornerstone Total Return Fund, Inc., a New York corporation (the "Fund") for use at the Annual Meeting of Stockholders for the year 2010 (the "Meeting") to be held at 11:00 a.m., eastern time, on July 20, 2010 at the Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, and at any and all adjournments or postponements thereof. A form of proxy is enclosed herewith. This Proxy Statement and the accompanying form of proxy are being first mailed to stockholders of the Fund ("Stockholder(s)") on or about June 9, 2010.

     Any Stockholder who executes and delivers a proxy may revoke it by written communication to the Secretary of the Fund at any time prior to its use or by voting in person at the Meeting. Attendance by a Stockholder at the Meeting does not, in itself, revoke a proxy. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Messrs. Ralph W. Bradshaw, Thomas H. Lenagh, Edwin Meese III, Scott B. Rogers, Andrew A. Strauss, and Glenn W. Wilcox, Sr. as nominees for Director.

     In general, abstentions and broker non-votes, as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal requiring that the broker has discretion. With respect to a proposal requiring the affirmative vote of a majority of the Fund's outstanding shares of common stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal. Otherwise, abstentions and broker non-votes have no effect on the outcome of a proposal. A broker non-vote is a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power.

     At least 51% of the Fund's Stockholders must be present at the Meeting in person or by proxy to constitute a quorum for the transaction of business by the Fund. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting from time to time. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion.

     The cost of soliciting the proxies will be borne by the Fund. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, electronic, oral or other means of communication, including personal interviews conducted by officers of the Fund or Ultimus Fund Solutions, LLC, the administrator to the Fund (the "Administrator").

     Only holders of issued and outstanding shares of the Fund's common stock of record at the close of business on June 1, 2010 are entitled to notice of, and to vote at, the Meeting. Each such holder is entitled to one vote per share of common stock so held. The number of shares of common stock outstanding on June 1, 2010 was 2,854,588. The Fund is a diversified closed-end management investment company.

     Copies of the Fund's most recent report may be ordered free of charge to any Stockholder by writing to the Fund, c/o Ultimus Fund Solutions, LLC, 260 Madison Avenue, New York, NY 10016, or by telephone (513) 326-3597. This report is not to be regarded as proxy-soliciting material.

     This Proxy Statement is first being mailed to Stockholders on or about June 9, 2010.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Board of Directors currently consists of six members. All of the members were approved by the Stockholders at the Year 2009 Annual Meeting.

     At the Meeting, Stockholders will be asked to vote for the election of Messrs. Ralph W. Bradshaw, Thomas H. Lenagh, Edwin Meese III, Scott B. Rogers, Andrew A. Strauss, and Glenn W. Wilcox, Sr., as directors to serve until the year 2011 Annual Meeting of Stockholders or thereafter until each of their successors are duly elected and qualified. Each Nominee was considered and recommended by the Fund's Nominating and Corporate Governance Committee.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of Messrs. Ralph W. Bradshaw, Thomas H. Lenagh, Edwin Meese III, Scott B. Rogers, Andrew A. Strauss, and Glenn W. Wilcox, Sr. Each nominee has indicated that he will serve if elected, and the Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table sets forth the names, addresses, birth dates and principal occupations of each of the nominees for election as Directors:


                                    NOMINEES
                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                          IN FUND      DIRECTORSHIPS HELD
NAME AND                  POSITION(S)    TERM OF                                          COMPLEX      BY NOMINEE FOR
ADDRESS(1)                WITH           OFFICE     PRINCIPAL OCCUPATION OVER             OVERSEEN     DIRECTOR OUTSIDE OF
(BIRTH DATE)              FUND           SINCE      PAST 5 YEARS                          BY DIRECTOR  FUND COMPLEX*
-------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED NOMINEES
Thomas H. Lenagh          Director;      2002       Independent Financial Advisor;        3            Director of Adams
(Nov. 1924)               Audit,                    Director of Photonics Products Group;              Express Company,
                          Nominating                Director/Trustee of Cornerstone                    Petroleum and
                          and Corporate             Strategic Value Fund, Inc. and                     Resources
                          Governance                Cornerstone Progressive Return Fund                Corporation, and
                          Committee                                                                    PPGI Industries
                          Member

Edwin Meese III           Director;      2001       Distinguished Fellow, The Heritage    3
(Dec. 1931)               Audit,                    Foundation Washington D.C.;
                          Nominating                Distinguished Visiting Fellow at the
                          and Corporate             Hoover Institution, Stanford
                          Governance                University; Senior Adviser,
                          Committee                 Revelation L.P.; Director/Trustee of
                          Member                    Cornerstone Strategic Value Fund, Inc.
                                                    and Cornerstone Progressive Return Fund

Scott B. Rogers           Director;      2001       Chairman, Board of Health Partners,   3           Chairman and Director,
(July 1955)               Audit,                    Inc.; Chief Executive Officer,                    Recycling Unlimited;
                          Nominating                Asheville Buncombe Community                      Director of A-B
                          and Corporate             Christian Ministry; and President,                Vision Board,
                          Governance                ABCCM Doctor's Medical Clinic;                    Interdenominational
                          Committee                 Appointee, NC Governor's Commission on            Ministerial Faith
                          Member                    Welfare to Work; Director/Trustee of              Alliance
                                                    Cornerstone Strategic Value Fund, Inc.            Partnerships, Inc.
                                                    and Cornerstone Progressive Return Fund



                                      -3-




                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                         IN FUND        DIRECTORSHIPS HELD
NAME AND                  POSITION(S)    TERM OF                                         COMPLEX        BY NOMINEE FOR
ADDRESS(1)                WITH           OFFICE     PRINCIPAL OCCUPATION OVER            OVERSEEN       DIRECTOR OUTSIDE OF
(BIRTH DATE)              FUND           SINCE      PAST 5 YEARS                         BY DIRECTOR    FUND COMPLEX*
-----------------------------------------------------------------------------------------------------------------------------

NON-INTERESTED NOMINEES (continued)
Andrew A. Strauss         Director;      2001       Attorney and senior member of        3              Director of Deerfield
(Nov. 1953)               Chairman of               Strauss & Associates,                               Episcopal Retirement
                          Nominating                P.A., Attorneys, Asheville and                      Community
                          and Corporate             Hendersonville, NC; previous
                          Governance                President of White Knight
                          Committee and             Healthcare, Inc. and LMV
                          Audit Committee           Leasing, Inc., a wholly owned
                          Member                    subsidiary of Xerox Credit Corporation;
                                                    Director/Trustee of Cornerstone Strategic
                                                    Value Fund, Inc. and Cornerstone
                                                    Progressive Return Fund

Glenn W. Wilcox, Sr.      Director;      2001       Chairman of the Board of Tower       3           Director of Wachovia/
(Dec. 1931)               Chairman of               Associates, Inc.; Chairman of                    Wells Fargo WNC
                          Audit Committee           the Board and Chief Executive                    Regional Advisory
                          and Nominating            Officer of Wilcox Travel Agency,                 Board;
                          and Corporate             Inc.; Director/Trustee of                        Director of Champion
                          Governance                Cornerstone Strategic Value                      Industries, Inc.
                          Committee Member          Fund, Inc. and Cornerstone
                                                    Progressive Return Fund

INTERESTED NOMINEE

Ralph W. Bradshaw         Chairman       2001       President, Cornerstone Advisors,     3
(Dec. 1950)**             of the Board              Inc.; Financial Consultant; President
                          of Directors              and Director/Trustee of Cornerstone
                          and                       Strategic Value Fund, Inc. and
                          President                 Cornerstone Progressive Return Fund

----------------

     (1) The mailing address of each Nominee/Director with respect to Fund operations is 260 Madison Avenue, New York, NY 10016.

     * As of December 31, 2009, the Fund Complex is comprised of the Fund, Cornerstone Strategic Value Fund, Inc., and Cornerstone Progressive Return Fund, all of which are managed by Cornerstone Advisors, Inc. Each of the above Nominees oversee all of the Funds in the Fund Complex.

     ** Mr. Bradshaw is an "interested person" as defined in the Investment Company Act of 1940 because of his affiliation with Cornerstone Advisors, Inc.

     The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board's effectiveness. The Board determined that each of the Directors is qualified to serve as a Director of the Fund based on a review of the experience, qualifications, attributes and skills of each Director. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Directors, the Investment Adviser, other service providers, counsel and the independent registered accounting firm ("independent auditors"); and willingness and ability to commit the time necessary to perform the duties of a Director. Each Director's ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies or organizations in other fields, educational background and professional training; and experience as a Director of the Fund. In addition, the Board values the diverse skill sets and experiences that each Trustee contributes. The Board considers that its diversity as a whole is as a result of a combination of Trustees who are working in the private, as opposed to public, sector, those that are retired from professional work and the various perspectives that each Director provides as a result of his present experiences and his background. Information as of June 1, 2010 discussing the specific experience, skills, attributes and qualifications of each Director which led to the Board's determination that the Director should serve in this capacity is provided below.

Ralph W. Bradshaw. Mr. Bradshaw is co-founder of Cornerstone Advisors, Inc. and has served as its President since its inception in 2001. He brings over 18 years of extensive investment management experience and also formerly served as a Director of several other closed-end funds. Prior to founding the Adviser, he served in consulting and management capacities for registered investment advisory firms specializing in closed-end fund investments. His experiences included developing and implementing successful trading strategies with a variety of underlying portfolios containing domestic and international equity and fixed-income investments. In addition, he has been a financial consultant and has held managerial positions or operated small businesses in several industries. Mr. Bradshaw holds a B.S. in Chemical Engineering and an M.B.A. Mr. Bradshaw provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Bradshaw commits a significant amount of time to the Fund as a Director, in addition to in his capacity as President of the Investment Adviser. The Board values his strong moral character and integrity.

Thomas H. Lenagh. Mr. Lenagh has been involved in the investment company and financial industry for over 40 years, including as a member of the Board of Directors of the Merrill Lynch Funds for over ten years. Earlier in his career, Mr. Lenagh served as the Chief Executive Officer of a public company for approximately five years. In addition, to the Cornerstone Funds Boards, he serves on the Boards of three other public companies. Mr. Lenagh is a Chartered Financial Analyst. Mr. Lenagh provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Lenagh has demonstrated a willingness to commit the time necessary to serve as an effective Director. The Board values his strong moral character and integrity.

Edwin Meese III. Mr. Meese holds the Ronald Reagan Chair in Public Policy at The Heritage Foundation and is also the Chairman of The Heritage Foundation's Center for Legal and Judicial Studies. He is the former chairman of the governing board of George Mason University in Virginia and serves on the board of several civic and educational organizations. Previously, Mr. Meese served as the 75th Attorney General of the United States and immediately prior to that as Counsellor to the President of the United States for Ronald Reagan. Mr. Meese provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Meese has demonstrated a willingness to commit the time necessary to serve as an effective Director. The Board values his strong moral character and integrity.

Scott B. Rogers. Reverend Rogers has been the Executive Director of a regional community ministry organization for over 30 years. In addition to the leadership and management skills obtained through this work, he contributes a non-profit perspective and community insight to the Board's discussions and deliberations, which provides desirable diversity. Mr. Rogers provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Rogers has demonstrated a willingness to commit the time necessary to serve as an effective Director. The Board values his strong moral character and integrity.

Andrew A. Strauss. Mr. Strauss is an experienced attorney with a securities law background. He currently manages a law firm specializing in estate planning, probate and estate administration. In addition, Mr. Strauss served in an executive capacity with a large public company for over nine years. He is a graduate of the Wharton School of the University of Pennsylvania and Georgetown University Law Center. Mr. Strauss provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Strauss has demonstrated a willingness to commit the time necessary to serve as an effective Director. The Board values his strong moral character and integrity.

Glenn W. Wilcox, Sr. Mr. Wilcox has been a business owner for over 55 years. He has previous business experience in the real estate development, radio and oil and gas exploration industries. He serves on the Board of Directors and Audit Committee of another public company. From 1996 until 2004, Mr. Wilcox was a member of the Board of Appalachian State University, and was Chairman of the Board from 2001-2003. He has been a private investor in public equities for over 50 years. Mr. Wilcox provides the Board with effective business judgment and an ability to interact effectively with the other Directors, as well as with the Investment Adviser, other service providers, counsel and the Fund's independent auditor. Mr. Wilcox has demonstrated a willingness to commit the time necessary to serve as an effective Director. The Board values his strong moral character and integrity.

     Specific details regarding each Director's principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

     The following table sets forth, for each Director, the aggregate dollar range of equity securities owned of the Fund and of all Funds overseen by each Director in the Fund Complex as of December 31, 2009. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.


                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                      DOLLAR RANGE OF EQUITY SECURITIES          IN ALL FUNDS OVERSEEN BY
NAME                                  IN THE FUND                                DIRECTORS IN FUND COMPLEX
------------------------------------------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS
Thomas H. Lenagh                      0                                          $1-$10,000
Edwin Meese III                       0                                          0
Scott B. Rogers                       0                                          Over $100,000
Andrew A. Strauss                     $1-$10,000                                 $1-$10,000
Glenn W. Wilcox Sr.                   $1-$10,000                                 $10,001-$50,000

INTERESTED DIRECTOR

Ralph W. Bradshaw                     $10,001-$50,000                            Over $100,000

                               EXECUTIVE OFFICERS

In addition to Mr. Bradshaw, the current principal officers of the Fund are:


NAME AND
ADDRESS (1)                            TERM OF
(BIRTH DATE)    POSITION WITH FUND     OFFICE SINCE       PRINCIPAL OCCUPATION OVER PAST 5 YEARS
--------------------------------------------------------------------------------

Gary A. Bentz      Chief          2004, 2008,         Chairman and Chief Financial Officer
(June 1956)        Compliance     2009                of Cornerstone Advisors, Inc.; previous
                   Officer; Secretary,                Director, Vice President and Treasurer of the
                   and                                Fund and Cornerstone Total Return Fund, Inc.;
                   Assistant                          Financial Consultant, C.P.A.; Chief Compliance
                   Treasurer                          Officer, Secretary, and Assistant Treasurer of
                                                      Cornerstone Strategic Value Fund, Inc. and
                                                      Cornerstone Progressive Return Fund

Frank J. Maresca   Treasurer      2009                Executive Vice President of Ultimus Fund
(October 1958)                                        Solutions, LLC (since March 2009) previous
                                                      Executive Director, JP Morgan Chase & Co.; Previous
                                                      President of Bear Stearns Funds Management Inc.;
                                                      Previous Senior Managing Director of Bear
                                                      Stearns & Co. Inc.; Treasurer of Cornerstone
                                                      Total Return Fund, Inc. and Cornerstone
                                                      Progressive Return Fund (since May 2009)
------------

(1) The officers' address with respect to Fund operations is the same as the Fund's.

                                      -7-

Under the federal securities laws, the Fund is required to provide to Stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S. registered investment companies advised by the Fund's investment adviser during its prior calendar year. The following table provides information concerning the compensation paid during the year ended December 31, 2009, to each Director of the Fund in their capacities solely as a Director of the Fund. This information does not reflect any additional monies received for a named individual serving in any other capacity to the Fund. Please note that the Fund has no bonus, profit sharing, pension or retirement plans.




                         DIRECTOR     AGGREGATE COMPENSATION     TOTAL COMPENSATION FROM FUND AND
NAME OF DIRECTOR         SINCE        FROM FUND                  FUND COMPLEX* PAID TO DIRECTOR
--------------------------------------------------------------------------------------------------

Glenn W. Wilcox, Sr.     2001         $12,000                    $49,000.00
Andrew A. Strauss        2001         $11,000                    $47,000.00
Edwin Meese III          2001         $11,500                    $48,000.00
Scott B. Rogers          2001         $12,000                    $49,000.00
Thomas H. Lenagh         2002         $11,000                    $47,000.00
Ralph W. Bradshaw        2001         0                          0

-----------------

     * For compensation purposes, Fund Complex refers to the Fund, Cornerstone Strategic Value Fund, Inc., and Cornerstone Progressive Return Fund, all of which were managed by Cornerstone Advisors, Inc. during the year ended December 31, 2009.

     DIRECTOR TRANSACTIONS WITH FUND AFFILIATES. As of December 31, 2009, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in Cornerstone Advisers, Inc., or an affiliate of Cornerstone Advisors, Inc. Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have any direct or indirect interest, the value of which exceeds $120,000, in Cornerstone Advisors, Inc. or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which Cornerstone Advisors, Inc. or any affiliate thereof was a party.

BOARD COMPOSITION AND LEADERSHIP STRUCTURE

     The Board consists of six individuals, one of whom is an Interested Director. The Chairman of the Board, Mr. Bradshaw, is the Interested Director and is the President of the Fund, the President of the Investment Adviser, and is the President and a director or trustee of Cornerstone Strategic Value Fund, Inc. and Cornerstone Progressive Return Fund, respectively. The Board does not have a lead independent director.

     The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Investment Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face. The Board further believes that its structure allows all of the Directors to participate in the full range of the Board's oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Director's talents to bear in overseeing the Fund's operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces. The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Fund and the environment in which the Fund operates changes.

     Currently, the Board has an Audit Committee and a Nominating and Corporate Governance Committee. The responsibilities of each committee and its members are described below. Each of the Directors attended at least seventy-five (75%) percent of the five (5) meetings of the Board of Directors and four (4) meetings of its committees(including regularly scheduled and special meetings) held during the period for which he was a member.

THE AUDIT COMMITTEE

     The Fund has a standing Audit Committee (the "Committee"), which is comprised of Messrs. Wilcox, Sr., Lenagh, Meese, Rogers and Strauss, all of whom are directors who are not interested persons of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act. The Committee has a written charter. The principal functions of the Audit Committee include but are not limited to, (i) the oversight of the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) the oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; and (iii) the approval, prior to the engagement of, the Fund's independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund's independent registered public accounting firm. The Audit Committee convened four (4) times during the 2009 calendar year.

     The Audit Committee currently does not have an Audit Committee Financial Expert, as such term is defined in Section 407 of the Sarbanes-Oxley Act of 2002. Rather, the Audit Committee members believe that each of their individual experiences provide the Audit Committee with sufficient experience and expertise to allow them to perform their duties as members of the Audit Committee.

THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

     The Fund has a standing Nominating and Corporate Governance Committee (the "Committee"), which is comprised of Messrs. Wilcox, Sr., Lenagh, Meese, Rogers and Strauss, all of whom are directors who are not interested persons of the Fund, as such term is defined in Section 2(a)(19) of the Investment Company Act. The Committee has a written charter. In addition to its responsibility to oversee the corporate governance of the Fund, the Committee is appointed to identify and select qualified candidates that have exhibited strong decision making ability, substantial business experience, relevant knowledge of the investment company industry (including closed-end funds), skills or technological expertise and exemplary personal integrity and reputation. In addition, the Committee seeks candidates that have experience and knowledge involving all of the service providers of a registered investment company.

     The Committee will consider all nominees recommended by Stockholders of the Fund, so long as Stockholders send their recommendations in writing to the Secretary of the Fund in a manner consistent with the Fund's By-laws. The Committee will seek candidates for the Board that have exhibited strong decision-making ability, substantial business experience, relevant knowledge, skills or technological expertise, and exemplary personal integrity and reputation. Specifically, the Committee assesses all director nominees taking into account several factors, including, but not limited to, issues such as the current needs of the Board and the nominee's: (i) integrity, honesty, and accountability; (ii) successful leadership experience and strong business acumen; (iii) forward-looking, strategic focus; (iv) collegiality; (v) independence and absence of conflicts of interests; and (vi) ability to devote necessary time to meet director responsibilities. The Committee will ultimately recommend nominees that it believes will enhance the Board's ability to oversee, in an effective manner, the affairs and business of the Fund. The Committee will consider and evaluate Stockholder-recommended candidates by applying the same criteria used to evaluate director-recommended candidates. Currently, the By-laws provide that the deadline for submitting a Stockholder proposal for inclusion in the Fund's proxy statement and proxy for the Fund's 2011 annual meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, is April 21, 2011. Stockholders wishing to submit proposals or director nominations that are to be included in such proxy statement and proxy must deliver notice to the Secretary at the principal executive offices of the Fund no later than the close of business on April 21, 2011 nor earlier than the close of business on May 21, 2011. Stockholders are also advised to review the Fund's By-laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

     In 2010, the Committee met and discussed the nomination of the Directors of the Fund for the 2010 Annual Meeting of Shareholders. Each Nominee was recommended by the non-interested Directors. The Nominating and Corporate Governance Committee convened four (4) times during the 2009 calendar year.

BOARD'S ROLE IN RISK OVERSIGHT OF THE FUND

     The Board oversees risk management for the Fund directly and, as to certain matters, through its Audit and Nominating and Corporate Governance Committees. The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund's senior officers (including the Fund's Chief Compliance Officer), portfolio management personnel of the Adviser, the Fund's independent auditors, legal counsel and personnel from the Fund's other service providers. The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund's Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund's activities. In addition, the Adviser and the Fund's other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund's activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate. The Board does not believe that a separate Risk Oversight Committee is necessary for effective risk oversight at this time, but intends to continuously evaluate how it assesses risk and will consider again in the future whether any changes to their current structure are prudent.

REQUIRED VOTE

     Directors are elected by a plurality (a simple majority of the votes cast at the meeting) of the votes cast by the holders of shares of common stock of the Fund present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will be counted as shares present for quorum purposes, may be considered votes cast, and may affect the plurality vote required for Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF MESSRS. RALPH W. BRADSHAW, THOMAS H. LENAGH, EDWIN MEESE III, SCOTT

B. ROGERS, ANDREW A. STRAUSS, AND GLENN W. WILCOX, SR. AS DIRECTORS OF THE FUND.

                                 PROPOSAL NO. 2

    SEEKING STOCKHOLDER ADVISORY INPUT ON THE STRUCTURE AND CONTINUATION OF
                  THE FUND'S MANAGED DISTRIBUTION PLAN ("MDP")

Why are stockholders being asked to provide advisory input regarding the Fund's MDP?

Generally, a closed-end investment company's distributions would fall into one of three broad categories:

1. No MDP - distributions by closed-end investment companies would be limited to those required by Internal Revenue Code ("IRC") regulation to consist of net income, along with realized net short-term and long-term capital gains ("Net Earnings").

2. Low-level MDP - regular distributions by closed-end investment companies representing less than 10% of net assets per year including those required by IRC regulation that consist of Net Earnings and tax-free return-of-capital, if necessary, to maintain the desired level of distributions.

3. High-level MDP - regular distributions by closed-end investment companies representing 10% or more of net assets per year including those required by IRC regulation that consist of Net Earnings and tax-free return-of-capital, if necessary, to maintain the desired level of distributions.

The Fund initiated a fixed, monthly distribution to stockholders in 2002 which, with interim adjustments and extensive disclosure, continues to be a high- level MDP. This MDP has been maintained through the historic economic volatility, increased regulatory scrutiny and challenging markets of the intervening years. The Board continues to believe that the MDP is in the best interests of the Fund and its Stockholders, however, the Board has determined that it is appropriate at this time to poll Stockholders for their preferences regarding the continuation and structure of the MDP.

What are features of the Fund's MDP?

The Fund's MDP provides a regular monthly distribution to stockholders that is adjusted through an annual resetting of the monthly distribution amount per share based on the Fund's net asset value on the last business day in each October. The terms of the MDP have been reviewed and approved at least annually by the Fund's Board and can be modified at their discretion. To the extent that distributions exceed the current Net Earnings of the Fund, the balance of the amounts paid out will be generated from sales of portfolio securities held by the Fund, which will be characterized under the IRC either as short-term or long-term capital gains or a tax-free return-of-capital. To the extent these distributions are not represented by net investment income and capital gains, they will not represent yield or investment return on the Fund's investment portfolio. A return-of-capital distribution reduces the cost basis of an investor's shares in the Fund. The Board currently plans to maintain the MDP policy even if regulatory requirements would make part of a return-of-capital, necessary to maintain the distribution, taxable to stockholders and to disclose that portion of the distribution that is classified as ordinary income. Although it has no current intention to do so, the Board may terminate the MDP at any time and such termination may have an adverse effect on the market price for the Fund's common shares.

What are benefits of the MDP?

The Fund's MDP historically has maintained a stable, high rate of distribution. The Fund's Board remains convinced that its Stockholders are well served by a policy of regular distributions which increase liquidity and provide flexibility to individual stockholders in managing their investment. Stockholders have the option of reinvesting all or a portion of these distributions in additional shares of the Fund through the Fund's reinvestment plan or receiving them in cash. For more information regarding the Fund's reinvestment plan, stockholders should carefully read the description of the dividend reinvestment plan contained in the Fund's Reports to Stockholders.

What are risks of the MDP?

The Fund makes level distributions on a monthly basis and these distributions are not tied to the Fund's net investment income and capital gains, and may not represent yield or investment return on the Fund's portfolio. Under the MDP, the Fund makes monthly distributions to stockholders at a rate that may include periodic distributions of its Net Earnings or return-of-capital. As noted above, Stockholders have the option of reinvesting all or a portion of these distributions in additional shares of the Fund through the Fund's reinvestment plan or receiving them in cash. In any fiscal year where total cash distributions exceed Net Earnings and unrealized gain or loss for the year, such excess will decrease the Fund's total assets and, as a result, will have the likely effect of increasing the Fund's expense ratio. There is a risk that the total Net Earnings and unrealized gain or loss for years from the Fund's portfolio would not be great enough to fully offset the amount of cash distributions paid to Fund stockholders. If this were to be the case, the Fund's assets would be partially reduced by an equal amount, and there is no guarantee that the Fund would be able to replace the assets. In addition, in order to make such distributions, the Fund may need to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Furthermore, the cash used to make distributions will not be available for investment pursuant to the Fund's investment objective.

Funds maintain varying degrees of cash levels pursuant to market conditions and the judgment of the portfolio manager. In addition, portfolio managers must raise cash periodically to cover operating expenses. For any fund, to the extent that cash is held at any given time for operating expenses or other purposes, it will not be available for investment pursuant to that fund's investment objective. In addition to these general cash requirements, a fund's MDP may also require that securities be sold to raise cash for those stockholders who elect to take cash distributions rather than reinvest in shares of the fund, in which case, it will also not be available for investment pursuant to the fund's investment objective. It is possible that a situation will occur where the MDP contributes to a reduction of assets over an extended period of time such that the assets of the Fund are reduced to a point where the Fund would no longer be economically viable. In such event, the Fund would then need to take additional actions, which might include, for example, liquidation or merger, to address the situation. While this is one of the risk factors of any managed distribution plan, including the MDP, it is important to note that the Fund's MDP was not designed to be a mechanism for the dissolution of the Fund or a short-term liquidation policy, and it is not the intention of the Board to allow the Fund to self-liquidate through the unsupervised effects of the MDP. The Board monitors the MDP and the Fund's asset levels regularly, and remains ready to modify the terms of the MDP if, in its judgment, the Board believes it is in the best interests of the Fund and its Stockholders.

A return-of-capital distribution reduces the cost basis of an investor's shares in the Fund, which may make record-keeping by certain Stockholders more difficult.

The Fund discloses the characterization of its distributions in notices to Stockholders and press releases to the public. Notwithstanding these communications, it is possible that the MDP may create potential confusion in the marketplace as to whether the Fund's distributions are comprised of income or return of capital and how such characterization may influence the market price of the Fund's shares.

For the years 2005-2009, the Fund's distributions under the MDP were characterized, on an annual basis, as set forth on the table below:

                      Cornerstone Total Return Fund, Inc.
             Dividend and Distributions Paid from 2005 through 2009



     Total Dividend            ORDINARY INCOME                CAPITAL GAINS       RETURN-OF-CAPITAL
YEARS AND DISTRIBUTIONS  AMOUNT ($)        PERCENT       AMOUNT ($)      PERCENT         AMOUNT ($)      PERCENT
----------------------------------------------------------------------------------------------------------------

2005    $10,295,523      $ 299,210           2.91%      $   -                0.00%         $ 9,996,313     97.09%
2006     10,676,313        428,197           4.01%          -                0.00%          10,248,116     95.99%
2007     11,211,715        513,683           4.58%          -                0.00%          10,698,032     95.42%
2008     10,553,136        334,663           3.17%          -                0.00%          10,218,473     96.83%
2009      5,317,678           -              0.00%          -                0.00%           5,317,678    100.00%



THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, REQUESTS THAT STOCKHOLDERS PROVIDE INPUT REGARDING PROPOSAL 2 BY MARKING THE PROXY CARD ACCORDINGLY.
                                      -13-

                             AUDIT COMMITTEE REPORT

     In 2010, the Audit Committee met with the Fund's Administrator Ultimus Fund Solutions, LLC, and the Fund's independent registered public accounting firm, Tait, Weller & Baker LLP, to discuss and review the Fund's audited financial statements for the calendar year ended December 31, 2009. The Fund's independent registered public accounting firm represented to the Audit Committee that the Fund's financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Fund's Administrator and its independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61.

     The Fund's independent registered public accounting firm also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm their independence, in light of the services they were providing.

     Based upon the Audit Committee's discussion with the Fund's Administrator and the independent registered public accounting firm and the Audit Committee's review of the representations and report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund's Annual Report for the calendar year ended December 31, 2009 filed with the Securities and Exchange Commission ("SEC").

     This Audit Committee report shall not be deemed incorporated by reference in any document previously or subsequently filed with the SEC that incorporates by reference all or any portion of this proxy statement except to the extent that the Fund specifically requests that the report be specifically incorporated by reference.

     The Audit Committee of the Board of Directors has selected Tait, Weller & Baker LLP to be employed as the Fund's independent registered public accounting firm to make the annual audit and to report on, as may be required, the financial statements which may be filed by the Fund with the SEC during the ensuing year.

                                                  Respectfully submitted,

                                                  Glenn W. Wilcox, Sr.
                                                  Andrew A. Strauss
                                                  Scott B. Rogers
                                                  Edwin Meese III
                                                  Thomas H. Lenagh

        RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Fund's independent registered public accounting firm for the calendar year ended December 31, 2009, was the firm of Tait, Weller & Baker LLP. The Audit Committee has selected Tait, Weller & Baker LLP to be the Fund's registered public accounting firm for the calendar year ending December 31, 2010.

     A representative of Tait, Weller & Baker LLP is not expected to be present at the Annual Meeting of Stockholders but may be available by telephone to respond to appropriate questions from Stockholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

     Aggregate fees for professional services rendered for the Fund by Tait, Weller & Baker LLP as of or for the year ended December 31, 2009 and 2008 were:


         SERVICE                              2009               2008
--------------------------------------------------------------------------------

         Audit Fees                         $14,100            $14,100
         Audit-Related Fees                       0                  0
         Tax Fees (1)                         3,000              3,000
         All Other Fees                           0                  0
                                            -------            -------
         Total                              $17,100            $17,100
                                            =======            =======
--------

     (1) Tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns.

     All of the services performed by the Fund's independent registered public accounting firm, including audit related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter. "Audit Fees" for the years ended December 31, 2009 and 2008, were for professional services rendered for the audits of the financial statements of the Fund, reviews, and issuances of consents, and assistance with review of documents filed with the SEC. "Tax Fees" for the years ended December 31, 2009 and 2008, were for services performed in connection with income and excise tax services other than those directly related to the audit of the income tax accrual.

     The Audit Committee has considered and determined that the services provided by Tait, Weller & Baker LLP are compatible with maintaining Tait, Weller & Baker LLP's independence. The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund's annual financial statements. Of the time expended by the Fund's independent registered public accounting firm to audit the Fund's financial statements for the calendar year ended December 31, 2009, less than 50% of such time involved work performed by persons other than the independent registered public accounting firm's full time, permanent employees. Tait, Weller & Baker LLP did not perform any services on behalf of Cornerstone Advisors, Inc.

  INFORMATION PERTAINING TO THE FUND'S INVESTMENT ADVISER AND ADMINISTRATOR

THE INVESTMENT ADVISER

     Cornerstone Advisors, Inc. has acted as the Fund's Investment Adviser ("Investment Adviser") since January 2, 2002, and has its principal office at 1075 Hendersonville Road, Suite 250, Asheville, NC 28803. Cornerstone Advisors, Inc. was organized in February of 2001, to provide investment management services to closed-end investment companies and is registered with the SEC under the Investment Advisers Act of 1940, as amended. Cornerstone Advisors, Inc. is the Investment Adviser to two other closed-end funds, Cornerstone Strategic Value Fund, Inc. and Cornerstone Progressive Return Fund. Messrs. Bradshaw and Bentz are the only stockholders of the Investment Adviser.

     Mr. Bradshaw is President and Chairman of the Board of Directors of the Fund. Mr. Bentz is Chief Compliance Officer, Secretary, and Assistant Treasurer of the Fund.

THE ADMINISTRATOR

     Ultimus Fund Solutions, LLC, whose address is 260 Madison Avenue, New York, New York 10016, currently acts as the Administrator of the Fund.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the Investment Company Act in combination require the Fund's directors and officers, persons who own more than ten (10%) of the Fund's Common Stock, and the Fund's Investment Adviser and its directors and officers, to file reports of ownership and changes in ownership with the SEC. The Fund believes that the Fund's directors and officers, the Fund's Investment Adviser and its directors and officers have complied with all applicable filing requirements during the year ended December 31, 2009.

                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

     The following table sets forth the beneficial ownership of shares of the Fund by each person known to the Fund to be deemed the beneficial owner of more than five (5%) percent of the outstanding shares of the Fund at the close of business on June 1, 2010:

NAME AND ADDRESS OF                    SHARES OF COMMON STOCK
BENEFICIAL OWNER                       BENEFICIALLY OWNED
--------------------------------------------------------------------------------

None

     Additionally, on June 1, 2010 Cede & Co., a nominee for participants in the Depository Trust Company, held of record 2,644,470 shares of the Fund, equal to approximately 92.64% of the outstanding shares of the Fund. All the directors and executive officers of the Fund, as of the date of this proxy, owned less than 1% of the outstanding shares of the Fund.

                             ADDITIONAL INFORMATION

     The Proxy Statement does not contain all of the information set forth in the registration statements and the exhibits relating thereto which the Funds have filed with the SEC, under the Exchange Act and the Investment Company Act, to which reference is hereby made.

     The Fund is subject to the informational requirements of the Exchange Act and in accordance therewith, files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Fund can be inspected and copied at the public reference facilities of the SEC in Washington, DC. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20594, at prescribed rates.

OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting, but should any other matter requiring a vote of Stockholders arise, including any questions as to the adjournment of the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter in the interest of the Fund.

                    PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by Stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders, to be held in the year 2011, must be received by the Fund addressed to Cornerstone Total Return Fund, Inc., c/o Ultimus Fund Solutions, LLC, 260 Madison Avenue, New York, NY 10016,in advance of the meeting as set forth in this document.

                                       CORNERSTONE TOTAL RETURN FUND, INC.

                                       Gary A. Bentz, Secretary
Dated: June 9, 2010

             CORNERSTONE TOTAL RETURN FUND, INC. PROXY CARD FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON July 20, 2010

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of Cornerstone Total Return Fund, Inc. (the "Fund") hereby constitutes and appoints Messrs. Andrew A. Strauss, Scott B. Rogers, and Glenn W. Wilcox, Sr., or any of them, the action of a majority of them voting to be controlling, as proxy of the undersigned, with full power of substitution, to vote all shares of common stock of the Fund standing in his or her name on the books of the Fund at the Annual Meeting of Stockholders of the Fund to be held at Fifth Floor Conference Room, One West Pack Square, Asheville, NC 28801, on July 20, 2010 at 11:00 a.m., Eastern Time, or at any adjournment or postponement thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse hereof.

     The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the instructions with respect to the election of the directors and the consideration and vote of such other matters as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the stockholder. If no such direction is made, the said proxies will vote FOR Proposal 1, and in their discretion with respect to such other matters as may properly come before the Annual Meeting of Stockholders, in the interest of the Fund.

             (Continued and to be dated and signed on reverse side)

                       ANNUAL MEETING OF STOCKHOLDERS OF
                      CORNERSTONE TOTAL RETURN FUND, INC.

                                _____
PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 (THE ELECTION OF DIRECTORS) AND "FOR" PROPOSAL 3 AND MAKES NO RECOMMENDATION ON PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1. To approve the election of six (6) Directors:

                                                NOMINEES:
          / /  FOR ALL NOMINEES           / /   Ralph W. Bradshaw
                                          / /   Thomas H. Lenagh
               WITHHOLD AUTHORITY         / /   Edwin Meese III
          / /  FOR ALL NOMINEES           / /   Scott B. Rogers
                                          / /   Andrew A. Strauss
          / /  FOR ALL EXCEPT             / /   Glenn W. Wilcox, Sr.
               (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: o

2. Regarding the Fund's Managed Distribution Plan, I believe it is best that the Fund conduct which of the following:

       (Mark One)

            No Managed Distribution Plan               / /

            A Low-Level Managed Distribution Plan      / /

            A High-Level Managed Distribution Plan     / /

            Abstain                                    / /

3. In their discretion, the proxies are authorized to consider and vote upon such other matters as may properly come before the said Meeting or any adjournment thereof.

          FOR    AGAINST   ABSTAIN
          / /      / /      / /

Your proxy is important to assure a quorum at the Annual Meeting of Stockholders, whether or not you plan to attend the meeting in person. You may revoke this proxy at anytime, and the giving of it will not affect your right to attend the Annual Meeting of Stockholders and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. [ ] Please note that changes to the registered name(s) on the account may not be submitted by this method.

SIGNATURE OF STOCKHOLDER_______________________ DATE___________________

SIGNATURE OF STOCKHOLDER_______________________ DATE___________________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.